Federated Hermes Managed Volatility Fund II
A Portfolio of Federated Hermes Insurance Series
Primary Shares
Service Shares

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2023
Under the heading entitled “Who Manages and Provides Services to the Fund?,” and the sub-heading “Services Agreement,” the paragraph is replaced in its entirety with the following:
“Federated Advisory Services Company, an affiliate of the Co-Advisers, provides certain support services to the Co-Advisers. The fee for these services is paid by the Co-Advisers and not by the Fund.”
August 4, 2023

Federated Hermes Managed Volatility Fund II
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456047 (8/23)
© 2023 Federated Hermes, Inc.